As filed with the Securities and Exchange Commission on September 29, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman Real Estate Securities Income Fund Inc.
605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and addresses of agents for service)

Date of fiscal year end: October 31, 2009

Date of reporting period: July 31, 2009

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission not later than 60 days after the close of their first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (“1940 Act”) (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

July 31, 2009
Schedule of Investments Real Estate Securities Income Fund Inc. (UNAUDITED)
Number of Shares			Value† ($000's omitted)
Common Stocks (63.9%)
Apartments (7.9%)
54,581	American Campus Communities	1,251
22,000	AvalonBay Communities	1,280	È
104,500	BRE Properties	2,480
57,426	Camden Property Trust	1,695	È
276,900	Equity Residential	6,646	È
		13,352
Diversified (4.1%)
136,949	Vornado Realty Trust	6,987	ØØÈ
Health Care (10.0%)
182,000	HCP, Inc.	4,688
57,800	Health Care REIT	2,316	È
319,900	OMEGA Healthcare Investors	5,346
130,352	Ventas, Inc.	4,601	È
		16,951
Home Financing (2.7%)
275,200	Annaly Capital Management	4,637
Industrial (6.4%)
171,000	AMB Property	3,388	ØØ
102,222	EastGroup Properties	3,549
442,000	ProLogis	3,885	È
		10,822
Mixed (0.7%)
125,300	Duke Realty	1,189
Office (11.6%)
36,500	Boston Properties	1,931
532,100	Brandywine Realty Trust	4,352
297,381	Highwoods Properties	7,616	È
225,400	SL Green Realty	5,811	È
		19,710
Real Estate Management & Development (1.8%)
325,400	Brookfield Properties	3,078	È
Regional Malls (8.7%)
203,200	CBL & Associates Properties	1,207	È
300,209	Macerich Co.	5,905	È
138,960	Simon Property Group	7,743	È
		14,855
Self Storage (5.2%)
328,883	Extra Space Storage	2,887
219,601	Sovran Self Storage	5,912	È
		8,799
Shopping Centers (4.8%)
198,400	Kimco Realty	1,952	ØØÈ
82,814	Regency Centers	2,657	ØØ
99,035	Tanger Factory Outlet Centers	3,520	ØØÈ
		8,129
Total Common Stocks (Cost $113,858)		108,509
Preferred Stocks (90.5%)
Apartments (9.1%)
138,000	Apartment Investment & Management, Ser. T	2,525
129,040	Apartment Investment & Management, Ser. U	2,318
200,000	Associated Estates Realty, Ser. B	3,754	È
296,070	Mid-America Apartment Communities, Ser. H	6,898
		15,495
Commercial Financing (4.5%)
144,000	Anthracite Capital, Ser. C	310
620,000	NorthStar Realty Finance, Ser. B	7,440
		7,750
Diversified (6.3%)
160,000	Cousins Properties, Ser. B	2,688
580,000	Lexington Corp. Properties Trust, Ser. B	8,062
		10,750
Health Care (21.7%)
594,600	Health Care REIT, Ser. D	13,896
470,000	LTC Properties, Ser. F	10,547
539,500	OMEGA Healthcare Investors, Ser. D	12,408	È
		36,851
Hybrid (2.0%)
150,000	iStar Financial, Ser. E	953	È
200,000	iStar Financial, Ser. G	1,238
200,000	iStar Financial, Ser. I	1,224
		3,415
Lodging (6.4%)
170,000	Ashford Hospitality Trust, Ser. D	2,176
260,800	Eagle Hospitality	52
27,700	Felcor Lodging Trust, Ser. C	208
162,800	Hersha Hospitality Trust, Ser. A	2,279
81,700	Hospitality Properties Trust, Ser. B	1,728
74,000	Host Hotels & Resorts, Ser. E	1,631
90,000	Strategic Hotels & Resorts, Ser. A	475	ñ
116,400	Strategic Hotels & Resorts, Ser. B	576
105,900	Sunstone Hotel Investors, Ser. A	1,695
		10,820
Manufactured Homes (7.5%)
69,990	American Land Lease, Ser. A	508
532,600	Hilltop Holdings, Ser. A	12,223
		12,731
Mixed (0.4%)
32,000	PS Business Parks, Ser. K	721
Office (13.5%)
100,000	Brandywine Realty Trust, Ser. C	1,800
80,000	Brandywine Realty Trust, Ser. D	1,448
40,000	Corporate Office Properties Trust, Ser. H	856
6,000	Highwoods Properties, Ser. A	5,284
21,767	HRPT Properties Trust, Ser. B	423
130,000	Maguire Properties, Ser. A	247
478,000	Parkway Properties, Ser. D	9,656
100,000	SL Green Realty, Ser. C	1,819
73,200	SL Green Realty, Ser. D	1,368
		22,901
Regional Malls (9.5%)
98,000	Glimcher Realty Trust, Ser. F	1,334
532,900	Glimcher Realty Trust, Ser. G	6,656
151,300	Taubman Centers, Ser. G	3,306
241,600	Taubman Centers, Ser. H	4,890
		16,186
Self Storage (1.8%)
119,700	Public Storage, Depositary Shares	3,010
Shopping Centers (4.1%)
60,000	Cedar Shopping Centers, Ser. A	1,086
66,000	Developers Diversified Realty, Ser. I	888
225,000	Tanger Factory Outlet Centers, Ser. C	4,950
		6,924
Specialty (3.7%)
140,000	Digital Realty Trust, Ser. A	3,489
122,200	Digital Realty Trust, Ser. B	2,775
		6,264
Total Preferred Stocks (Cost $226,667)		153,818
Short-Term Investments (17.3%)
3,550,518	Neuberger Berman Prime Money Fund Trust Class	3,551	@ØØ
25,579,591	Neuberger Berman Securities Lending Quality Fund, LLC	25,835	‡
Total Short-Term Investments (Cost $29,386)		29,386
Total Investments (171.7%) (Cost $369,911)		291,713	##
Liabilities, less cash, receivables and other assets [(27.5%)]		(46,601)	@@
Liquidation Value of Auction Market Preferred Shares [(44.2%)]		(75,200)
Total Net Assets Applicable to Common Shareholders (100.0%)		$ 169,912

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†

The value of investments in equity securities and interest rate swap contracts by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) is determined by Neuberger Berman Management LLC (“Management”) primarily by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Directors of the Fund (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), investments held by a Fund are carried at “fair value” on a recurring basis. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund’s investments some of which are discussed above.

In addition, effective July 31, 2009, the Fund adopted FASB Staff position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No. 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of “distressed sales ” significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	•	Level 1 – quoted prices in active markets for identical investments
	•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of July 31, 2009:

(000’s omitted) Investments:	Level 1	Level 2	Level 3	Total
Common Stocks
Apartments	$13,352	$—	$—	$13,352
Diversified	6,987	—	—	6,987
Health Care	16,951	—	—	16,951
Home Financing	4,637	—	—	4,637
Industrial	10,822	—	—	10,822
Mixed	1,189	—	—	1,189
Office	19,710	—	—	19,710
Real Estate Management & Development	3,078	—	—	3,078
Regional Malls	14,855	—	—	14,855
Self Storage	8,799	—	—	8,799
Shopping Centers	8,129	—	—	8,129
Total Common Stocks	108,509	—	—	108,509
Preferred Stocks
Apartments	15,495	—	—	15,495
Commercial Financing	7,750	—	—	7,750
Diversified	10,750	—	—	10,750
Health Care	36,851	—	—	36,851
Hybrid	3,415	—	—	3,415
Lodging	8,117	2,703	—	10,820
Manufactured Homes	508	12,223	—	12,731
Mixed	721	—	—	721
Office	16,761	6,140	—	22,901
Regional Malls	16,186	—	—	16,186
Self Storage	3,010	—	—	3,010
Shopping Centers	6,924	—	—	6,924
Specialty	6,264	—	—	6,264
Total Preferred Stocks	132,752	21,066	—	153,818
Short-Term Investments	—	29,386	—	29,386
Total Investments	241,261	50,452	—	291,713

The following is a summary of the Level of inputs used to value the Fund’s derivatives as of July 31, 2009:

	Level 1	Level 2	Level 3	Total

Interest Rate Swap Contract	$—	$(8,079)	$—	$(8,079)

##

At July 31, 2009, the cost of investments for U.S. federal income tax purposes was $375,204,000. Gross unrealized appreciation of investments was $11,571,000 and gross unrealized depreciation of investments was $95,062,000, resulting in net unrealized depreciation of $83,491,000 based on cost for U.S. federal income tax purposes.

‡	Managed by an affiliate of Management and could be deemed an affiliate of the Fund and is segregated in connection with obligations for security lending.

@

During the period ended July 31, 2009, Neuberger Berman Prime Money Fund (“Prime Money”) was also managed by Management, the Fund’s investment manager, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

È	All or a portion of this security is on loan.

ñ

Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At July 31, 2009, these securities amounted to approximately $475,000 or 0.3% of net assets applicable to common shareholders.

ØØ	All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and/or security lending.

@@	At July 31, 2009, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$75,000,000	July 2, 2012	5.440%	0.309%(1)	$(320,703)	$(7,758,332)	$(8,079,035)

(1) 30 day LIBOR (London Interbank Offered Rate) at June 30, 2009.

For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.

Item 2. Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)), as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

The certifications required by Rule 30a-2(a) of the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: September 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: September 22, 2009

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: September 22, 2009